CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 22/ Amendment No. 65 to Registration Statement No. 333-148426/ 811-08260 on Form N-4 of our report dated February 26, 2018, relating to the financial statements of each of the Subaccounts comprising CMFG Variable Annuity Account, appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 24, 2018

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 22/ Amendment No. 65 to Registration Statement No. 333-148426/ 811-08260 on Form N-4 of our report dated March 9, 2018, relating to the consolidated statutory basis financial statements of CMFG Life Insurance Company and Subsidiary, appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading “Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 24, 2018